Capitalized Software Development Costs - Summary of Capitalized Software Development Costs and Acquired Software Technology (Details) - USD ($) $ in Thousands	Mar. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Capitalized Computer Software, Net [Abstract]
Capitalized software development costs, gross	$ 397,447	$ 385,384	$ 339,082
Less accumulated amortization	(292,527)	(276,533)	(215,052)
Capitalized software development costs, net	$ 104,920	$ 108,851	$ 124,030